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                                  EXHIBIT 23.1




                              ACCOUNTANTS' CONSENT


The Board of Directors
Thomas & Betts Corporation:

We consent to the use of our report incorporated herein by reference in this Registration Statement and to the reference to our firm under the heading "Experts" in the prospectus.

                                                  /s/ KPMG Peat Marwick LLP



Memphis, Tennessee
July 31, 1998


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